Net financial result	12 Months Ended
Dec. 31, 2022
Net financial result [Abstract]
Net financial result
24	Net financial result

Financial revenue includes income generated by cash and cash equivalents, court deposits, and gains relating to the measurement of derivatives by fair value.

Interest income is recorded for all financial assets measured by amortized cost, adopting the effective interest rate, which corresponds to the discount rate of payments or future cash receivables over the estimated useful life of financial instrument – or shorter period, where applicable – to the net carrying amount of financial asset or liability.

Financial expenses substantially include all expenses generated by net debt and cost of sales of receivables during the fiscal year, the losses relating to the measurement of derivatives by fair value, the losses with sales of financial assets, financial charges over litigations, taxes, and interest expenses over financial leasing, as well as adjustments referring to discounts.

	For the year ended December 31,
	2022	2021	2020
Financial revenues
Cash and cash equivalents interest	152	87	39
Monetary correction (assets)	227	93	299
Other financial revenues	15	8	5
Total financial revenues	394	188	343
Financial expenses
Cost of debt	(896)	(543)	(474)
Cost and discount of receivables	(97)	(51)	(31)
Monetary correction (liabilities)	(401)	(13)	(11)
Interest on leasing liabilities	(509)	(292)	(219)
Other financial expenses	(6)	(19)	(51)
Total financial expenses	(1,909)	(918)	(786)
Total	(1,515)	(730)	(443)